Mutual Funds
February 28, 2022
Thrivent International Allocation Fund
Class A Shares	TWAAX
Summary Prospectus

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at thriventfunds.com. You can also get this information at no cost by calling 800-847-4836 or by sending an email request to contactus@thriventfunds.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the prospectus and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated Feb. 28, 2022, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Manage your communication choices and sign up for paperless delivery of prospectuses by enrolling at thrivent.com/gopaperless.

Thrivent International Allocation Fund
TWAAX

Investment Objective
Thrivent International Allocation Fund (the "Fund") seeks long-term capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of a fund or funds of Thrivent Mutual Funds. More information about these and other discounts is available from your financial professional and in the “Class A Shares” section on pages 99 through 100 of the Fund’s prospectus and the “Sales Charges” section under the heading “Purchase, Redemption and Pricing of Shares” of the Fund’s Statement of Additional Information.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	4.50%
Maximum Deferred Sales Charge (load) (as a % of the net asset value[1]	1.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.66%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses	0.43%
Total Annual Fund Operating Expenses	1.34%
Less Fee Waivers and/or Expense Reimbursements[2]	0.14%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.20%
1
When you invest $1,000,000 or more, a deferred sales charge of 1% will apply to shares redeemed within one year.
2
The Adviser has contractually agreed, through at least February 28, 2023, to waive a portion of the management fees associated with the Class A shares of the Thrivent International Allocation Fund in order to limit the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to an annual rate of 1.20% of the average daily net assets of the Class A shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example for the 1 Year period reflects the effect of the contractual fee waiver and/or expense reimbursement. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
1 Year	3 Years	5 Years	10 Years
$567	$842	$1,138	$1,978
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 124% of the average value of its portfolio.
Principal Strategies
The Fund seeks to achieve its objective by investing primarily in equity securities of issuers throughout the world. The Fund seeks to diversify its portfolio broadly among developed and emerging countries and among multiple asset classes. Under normal market conditions, the Fund invests at least 40% of its net assets in foreign assets. If market conditions are not deemed favorable by the Adviser, the Fund could invest a lower percentage, but at least 30% of its net assets in foreign assets. An asset may be determined to be foreign based on the issuer’s domicile, principal place of business, stock exchange listing, source of revenue, or other factors. Foreign securities may also include depositary receipts. The Fund may also pursue its investment strategy by investing in equity derivatives such as futures contracts to either hedge its exposure or gain exposure to certain investments. The Adviser may consider environmental, social, and governance (ESG) factors as part of its investment analysis and decision-making processes for the Fund.
The Adviser will make asset allocation decisions among the various asset classes and has engaged Goldman Sachs Asset Management, L.P. (“GSAM”) to manage a portion of the Fund’s international small-cap equity assets. The Adviser will directly manage the remaining assets in the Fund.
The Fund will generally make the following allocations among the broad asset classes listed below:
International large- and mid-cap equity	0-80%
International small-cap equity	0-30%
Emerging markets equity	0-25%
U.S. securities	0-10%
The Fund’s actual holdings in each broad asset category may be outside the applicable allocation range from time to time due to differing investment performances among asset classes. These allocations may change without shareholder approval or advance notice to shareholders to the extent consistent with applicable law.

In buying and selling securities for the Fund, the Adviser uses an active strategy. This strategy consists of a disciplined approach that involves computer-aided, quantitative analysis of fundamental, technical and risk-related factors. The Adviser’s factor model (a method of analyzing and combining multiple data sources) systematically reviews thousands of stocks, using data such as historical earnings growth and expected future growth, valuation, price momentum, and other quantitative factors to forecast return potential. Then, risk characteristics of potential investments and covariation among securities are analyzed along with the return forecasts in determining the Fund’s holdings.
GSAM uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes. The Fund may make investment decisions that deviate from those generated by GSAM’s proprietary models, at the discretion of GSAM. In addition, GSAM may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on GSAM’s proprietary research.
Principal Risks
The Fund is subject to the following principal investment risks, which you should review carefully and in entirety. The Fund may not achieve its investment objective and you could lose money by investing in the Fund.
Allocation Risk. The Fund’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Therefore, a principal risk of investing in the Fund is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Equity Security Risk. Equity securities held by the Fund may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, geographic region, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one particular country or geographic region or one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such countries, geographic regions, sectors or industries. Equity securities are generally more volatile than most debt securities.
Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. Certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, market closures, war, terrorism, natural disasters and outbreak of infectious diseases. The Fund’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Fund’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Growth Investing Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
Value Investing Risk. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.
Quantitative Investing Risk. Securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions relating to these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Fund’s portfolio. Among other risks, results generated by such models may be impaired by errors in human judgment, data imprecision, software or other technology systems malfunctions, or programming flaws. Such models may not perform as expected or may underperform in periods of market volatility.
Emerging Markets Risk. The risks and volatility of investing in foreign securities is increased in connection with investments in emerging markets. The economic, political and market structures of developing countries in emerging markets, in most cases, are not as strong as the structures in the U.S. or other developed countries in terms of wealth, stability, liquidity and transparency. A Fund may not achieve its investment objective and portfolio performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in, or with revenue exposures to, countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies, and the risks of such events are heightened within emerging market countries. Fund performance may also be negatively affected by portfolio exposure to countries and corporations domiciled in, or with revenue exposures to, countries with less developed or unreliable legal, tax, regulatory, accounting, recordkeeping and corporate governance systems and standards. In particular, there may be less publicly available and transparent information about issuers in emerging markets than would be available about issuers in more developed capital markets because such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Emerging markets may also have differing legal systems, many of which provide fewer security holder rights and practical remedies to pursue claims than are available for securities of companies in the U.S. or other developed countries, including class actions or fraud claims. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging market securities.
Foreign Currency Risk. The value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including the spread of infectious illness, public health threats, war, terrorism, natural disasters or similar events.
Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns.
Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Fund is exposed will affect the market prices of the issuer’s securities and therefore the value of the Fund.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser or subadviser in assessing the potential of the investments in which the Fund invests. The Fund’s incorporation of ESG considerations in the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not screen for ESG attributes. The assessment of potential Fund investments and ESG considerations may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Fund’s investment objective.
Multi-Manager Risk. The investment style employed by the subadviser may not be complementary to that of the Adviser. The interplay of the strategy employed by the subadviser and the Adviser may result in the Fund indirectly holding positions in certain types of securities, industries or sectors. These positions may be detrimental to a Fund’s performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a Fund’s realization of capital gains.
Portfolio Turnover Rate Risk. The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which are borne by the Fund and its shareholders and may also result in short-term capital gains taxable to shareholders.
Derivatives Risk. The use of derivatives (such as futures) involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. The Fund utilizes equity futures in order to increase or decrease its exposure to various asset classes at a lower cost than trading stocks directly. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Fund could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.
Redemption Risk. The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders.
Health Crisis Risk. The global pandemic outbreak of the novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption. The ongoing COVID-19 outbreak and future pandemics could affect the global economy and markets in ways that cannot be foreseen and may exacerbate other types of risks. The full impact of the COVID-19 pandemic cannot accurately be predicted and may negatively impact the value of the Fund’s investments.
Performance
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one-, five- and ten-year periods compared to a broad-based securities market index. The index description appears in the "Index Descriptions" section of the prospectus. Call 800-847-4836 or visit thriventfunds.com for performance results current to the most recent month-end.
The bar chart includes the effects of Fund expenses, but not sales charges. If sales charges were included, returns would be lower than those shown. The table includes the effects of Fund expenses and maximum sales charges and assumes that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as individual retirement accounts. Returns after taxes on distributions and redemptions may be higher than before tax returns and/or after taxes on distributions shown because they reflect the tax benefit of capital losses realized in the redemption of Fund shares.
How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
Year-by-Year Total Return

Best Quarter:	Q2 2020	+15.44%
Worst Quarter:	Q1 2020	(25.57)%
Average Annual Total Returns
(Periods Ending December 31, 2021)
	1 Year	5 Years	10 Years
Fund (before taxes)	8.84%	6.94%	6.33%
Fund (after taxes on distributions)	6.29%	5.80%	5.55%
Fund (after taxes on distributions and redemptions)	6.47%	5.25%	4.96%
MSCI All Country World Index ex-USA - USD Net Returns (reflects no deduction for fees, expenses or taxes)	7.82%	9.61%	7.28%
Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), which has engaged Goldman Sachs Asset Management, L.P. (“GSAM”) to subadvise a portion of the Fund’s assets.
Portfolio Manager(s)
GSAM’s Quantitative Investment Strategies team (the “QIS” team) manages international small-cap equity assets of the Fund with the following team members being jointly and primarily responsible for day-to-day management. Len Ioffe, Managing Director and Senior Portfolio Manager, joined GSAM in 1994 and has been a portfolio manager since 1996. Mr. Ioffe has managed the Fund since September 2013. Osman Ali, Managing Director and global co-head of equity alpha strategies within QIS, joined GSAM and the research and portfolio management team within QIS in 2005. Mr. Ali has managed the Fund since September 2013. Takashi Suwabe, Managing Director and co-head of active equity research within QIS, joined GSAM and the QIS team in 2009. Mr. Suwabe has managed the Fund since September 2013. Dennis Walsh, Managing Director and global co-head of equity alpha strategies within QIS, joined GSAM and the QIS team in 2009. He has managed the Fund since February 2021.
The Adviser manages the Fund’s international large- and mid-cap equity, emerging markets equity and U.S. securities assets. Noah J. Monsen, CFA and Brian W. Bomgren, CQF are jointly and primarily responsible for day-to-day management of the Fund’s international large- and mid-cap equity, emerging markets equity and U.S. securities assets. Mr. Monsen and Mr. Bomgren have served as portfolio managers of the Fund since February 2016. Mr. Monsen has been with Thrivent Financial since 2000 and has served in an investment management capacity since 2008. Mr. Bomgren has been with Thrivent Financial since 2006 and is currently a Senior Portfolio Manager.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund through certain broker-dealers.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. For IRA or tax-deferred accounts, the minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (thrivent.com), the mobile app, by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Investing in the Fund through a retirement plan could have different tax consequences.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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A better way to deliver documents
In response to concerns regarding multiple mailings, we send one copy of a prospectus for Thrivent Mutual Funds to each household. This consolidated mailing process is known as householding. It helps save money by reducing printing and postage costs.
You may also manage your communication choices and sign up for paperless delivery of prospectuses by enrolling at thrivent.com/gopaperless.
•  If you purchased shares through Thrivent:
If you wish to revoke householding in the future, you may write to us at 4321 North Ballard Road, Appleton, WI, 54919-0001, or call us at 800-847-4836. We will begin to send separate regulatory mailings within 30 days of when we receive your request. If you wish to receive an additional copy of this Summary prospectus for Thrivent Mutual Funds, call us at 800-847-4836. This prospectus is also available by visiting thriventfunds.com.
•  If you purchased shares from a firm other than Thrivent:
If you wish to revoke householding in the future or to receive an additional copy of this Summary prospectus for Thrivent Mutual Funds, contact your financial professional. This prospectus is also available by visiting thriventfunds.com.

Contact Thrivent Mutual Funds
Phone: 800-847-4836	Fax: 866-278-8363	Web: thriventfunds.com	Email: contactus@thriventfunds.com

Applications, Redemptions, Exchanges & Other Requests: Thrivent Mutual Funds P.O. Box 219348 Kansas City, Missouri 64121-9348	Additional Investments: Thrivent Mutual Funds P.O. Box 219334 Kansas City, Missouri 64121-9334	Express Mail: Thrivent Mutual Funds 430 West 7th Street Kansas City, Missouri 64105
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Summary Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Shares of Thrivent Mutual Funds are not deposits or other obligations of Thrivent Trust Company or any bank, or insured or otherwise protected by the Federal Deposit Insurance Corporation or any other federal agency. Shares of Thrivent Mutual Funds are subject to investment risk, including possible loss of the principal amount invested.
The distributor for Thrivent Mutual Funds is Thrivent Distributors, LLC, a registered broker/dealer, member FINRA/SIPC and a subsidiary of Thrivent, the marketing name for Thrivent Financial for Lutherans.
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